ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
 (the “Trust”)
AZL Russell 1000 Growth Index Fund
(the “Fund”)

Supplement dated December 6, 2019,
 to the prospectus dated April 29, 2019, as supplemented and to the Statement of Additional Information (“SAI”) dated April 29, 2019, as supplemented

This supplement updates certain information contained in the prospectus and SAI and should be attached to the prospectus and SAI and retained for future reference.

Principal Investment Strategies / Diversification and Concentration

The Principal Investment Strategies of the Fund are being updated, effective December 16, 2019, to indicate that the Fund intends to be diversified in approximately the same proportion as the Russell 1000® Growth Index (the “Index”) is diversified and that the Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent that the Index is concentrated. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status or if the Fund becomes concentrated due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.

Accordingly, the section in the Fund’s Summary Prospectus and Prospectus entitled “Principal Investment Strategies of the Fund” is amended to add the following:

Diversification Policy. The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

The section in the Fund’s Summary Prospectus and Prospectus entitled “Principal Risks of Investing in the Fund” is amended to add the following:

Non-Diversification Risk. To the extent the Fund is non-diversified, the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may be adversely affected, the Fund’s shares may experience greater price volatility and the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Consumer Discretionary Sector Risk. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

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Technology Sector Risk. Technology companies, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be  adversely affected by the loss or impairment of those rights.

The section in the Fund’s Prospectus entitled “More About the Funds – Principal Investment Risks” is amended to add the following, with respect to the Fund:

Non-Diversification Risk. To the extent the Fund is non-diversified, the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may be adversely affected, the Fund’s shares may experience greater price volatility and the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities than a fund that does not concentrate its investments.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social   trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Technology Sector Risk. Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability.

The section in the Fund’s SAI entitled “Investment Restrictions – Fundamental Restrictions” is amended to add the following, with respect to Fundamental Restriction No. 4:

NOTE:  Any Fund which has a principal investment strategy to invest primarily in securities included in the Fund’s target Index may exceed these industry concentration limits to the extent necessary to approximate the composition of the Fund’s target Index.

The section in the Fund’s SAI entitled “Investment Restrictions – Fundamental Restrictions” is amended to add the following, with respect to Fundamental Restriction No. 5:

NOTE:  The AZL Russell 1000 Growth Index Fund intends to be diversified in approximately the same proportion as the Russell 1000® Growth Index is diversified. The AZL Russell 1000 Growth Index Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Russell 1000® Growth Index. Shareholder approval will not be sought if the AZL Russell 1000 Growth Index Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of the Russell 1000® Growth Index.

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